                                                                      EXHIBIT 99

                                  CENTER TRUST
                            SUPPLEMENTAL INFORMATION
                               SEPTEMBER 30, 1998

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          -----
Company Profile..........................................................   5
Financial Highlights.....................................................  6-7
Same Property Net Operating Income.......................................   8
Summary of Leasing Activity -- Community Shopping Centers................   9
Property Acquisitions....................................................  10
Portfolio Detail.........................................................  11
Portfolio Summary -- by Region........................................... 12-16
Lease Expirations -- Overall Portfolio...................................  17
Lease Expirations -- Community Shopping Centers by Region................ 18-19
Tenant Concentration.....................................................  20
Segment Concentration....................................................  21
Consolidated Income Statements and Reconciliation to Funds From
 Operations..............................................................  22
Balance Sheets...........................................................  23
Summary of Debt Outstanding..............................................  24
Schedule of Debt Maturities..............................................  25

                                 CENTER TRUST

                                COMPANY PROFILE
                              SEPTEMBER 30, 1998

  Center Trust, a fully integrated, self-managed real estate investment trust, is a leading developer, owner and manager of retail shopping centers in the western United States. The Company owns or controls a portfolio of 63 shopping centers, comprised of 49 community shopping centers, two regional malls and 12 single tenant facilities comprising 12.4 million square feet of total shopping center gross leasable area (GLA) and 10.2 million square feet of Company owned GLA. Of the 49 community shopping centers, 19 have been acquired year to date in 1998 with an additional 8 having been acquired during the later half of 1997, increasing the Company's portfolio of Community Shopping Centers by 4.4 million square feet, or 90%. The Company owns properties in five states, California, Oregon, Washington, Nevada and Arizona.

  The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, September 30, 1998 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 1997 Form 10-K and 1998 quarterly filings on Form 10-Q.

  Certain statements contained in this Supplemental Information package may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from what is currently anticipated. Those risks include, among others, national and local economic, business and real estate conditions that will, among other things, affect demand for retail properties, availability and creditworthiness of prospective tenants, the level of lease rents and the availability of financing for both tenants and the Company, adverse changes in the real estate markets including, among other things, competition with other companies, risks of real estate acquisition and development (including the failure of pending acquisitions to close and successful completion of renovations), governmental actions and initiatives, and environmental/safety requirements, and other risks detailed from time to time in Center Trust's SEC filings.

  Copies of this information as well as other public filings are available by request. Please direct your requests in addition to any questions you have to Stuart Gulland, Senior Vice President and Chief Financial Officer, Ed Stokx, Vice President and Controller or Lorie Schkud, Investor Relations, Center Trust, 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, or call
(310)546-4520.

                                 CENTER TRUST

                             FINANCIAL HIGHLIGHTS
                           AS OF SEPTEMBER 30, 1998
                       (IN THOUSANDS EXCEPT SHARE DATA)

                                          THREE MONTHS ENDED  NINE MONTHS ENDED
                                             SEPTEMBER 30,      SEPTEMBER 30,
                                          ------------------- -----------------
                                            1998      1997      1998     1997
                                          --------- --------- -------- --------
FINANCIAL HIGHLIGHTS
Funds From Operations (FFO)
  FFO--Basic............................. $   9,674 $   5,236 $ 25,401 $ 15,939
  FFO--Diluted(1)........................ $  13,142 $   8,704 $ 35,803 $ 26,341
  FFO per share--Basic................... $    0.34 $    0.29 $   1.01 $   0.94
  FFO per share--Diluted(1).............. $    0.35 $    0.32 $   1.04 $   1.00
Net Income Available to Common
 Shareholders............................ $   3,392 $     600 $  6,742 $  2,134
  Net Income Per Share--Basic and
   Diluted............................... $    0.15 $    0.04 $   0.33 $   0.17
EBITDA................................... $  22,153 $  14,487 $ 60,235 $ 43,424
  EBITDA per Share--Basic................ $    0.78 $    0.80 $   2.40 $   2.56
  EBITDA per Share--Diluted(1)........... $    0.59 $    0.53 $   1.75 $   1.65
Funds Available for Distribution (FAD)... $   9,681 $   5,725 $ 25,790 $ 17,098
  FAD per share--Basic................... $    0.34 $    0.32 $   1.03 $   1.01
Dividends Per Share...................... $    0.36 $    0.36 $   0.72 $   0.72
Interest Expense Coverage Ratios.........
  Based on EBITDA........................       1.7       1.6      1.7      1.6
  Based on EBITDA--Excluding Debenture
   Interest..............................       2.4       2.6      2.4      2.6

                                                           AS OF
                                             ----------------------------------
                                                              DECEMBER 31,
                                             SEPTEMBER 30, --------------------
                                                 1998        1997       1996
                                             ------------- ---------  ---------
PORTFOLIO INFORMATION
Company Owned GLA
  Community Shopping Centers................   7,883,632   4,704,838  3,743,744
  Regional Malls............................   1,178,009   1,152,040  1,131,809
  Single Tenant Facilities..................   1,119,212   1,360,121  1,362,721
    Total Company Owned GLA.................  10,180,853   7,216,999  6,238,274
Percentage Leased
  Community Shopping Centers................        92.2%       93.8%      93.0%
  Regional Malls............................        91.2%       91.3%      92.5%
  Single Tenant Facilities..................       100.0%      100.0%     100.0%
    Overall Portfolio.......................        92.9%       94.6%      95.8%
Average Base Rent per Square Foot
  Community Shopping Centers................  $    11.11   $   11.15  $   10.49
  Regional Malls............................  $    16.21   $   16.95  $   16.84
  Single Tenant Facilities..................  $     6.30   $    5.73  $    5.86
    Overall Portfolio.......................  $    11.12   $   10.96  $   10.61
Number of Properties
  Community Shopping Centers................          49          30         22
  Regional Malls............................           2           2          2
  Single Tenant Facilities..................          12          14         14
    Overall Portfolio.......................          63          46         38

--------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations.

                                 CENTER TRUST

                             FINANCIAL HIGHLIGHTS
                           AS OF SEPTEMBER 30, 1998
                       (IN THOUSANDS EXCEPT SHARE DATA)

                                     THREE MONTHS ENDED     NINE MONTHS ENDED
                                        SEPTEMBER 30,         SEPTEMBER 30,
                                    --------------------- ---------------------
                                       1998       1997       1998       1997
                                    ---------- ---------- ---------- ----------
EQUITY INFORMATION
 END OF PERIOD
  Limited Partnership Units
   Outstanding.....................  5,187,712  4,286,456  5,187,712  4,286,456
  Common Shares Outstanding at End
   of Period(1).................... 25,786,699 14,451,532 25,786,699 14,451,532
                                    ---------- ---------- ---------- ----------
    Total Units and Common Shares
     Outstanding................... 30,974,411 18,737,988 30,974,411 18,737,988
                                    ========== ========== ========== ==========
 WEIGHTED AVERAGE
  Basic Weighted Average Units
   Outstanding.....................  5,198,986  4,286,456  4,938,538  4,286,456
  Basic Weighted Average Common
   Shares Outstanding.............. 23,138,817 13,776,980 20,143,739 12,653,081
                                    ---------- ---------- ---------- ----------
  Basic Weighted Average Units and
   Common Shares Outstanding....... 28,337,803 18,063,436 25,082,277 16,939,537
                                    ---------- ---------- ---------- ----------
  Weighted Average Common Stock
   Equivalents.....................        --      13,536         -       9,762
  Number of Common Shares
   Attributed to Convertible and
   Exchangeable Debentures.........  9,366,611  9,366,611  9,366,611  9,366,611
                                    ---------- ---------- ---------- ----------
  Diluted Weighted Average Common
   Shares and Common Share
   Equivalents(2).................. 37,704,414 27,443,583 34,448,888 26,315,910
                                    ========== ========== ========== ==========

                                                                AS OF
                                                      --------------------------
                                                      SEPTEMBER 30, DECEMBER 31,
                                                          1998          1997
                                                      ------------- ------------
DEBT-TO-MARKET CAPITALIZATION
  Common Stock Price at End of Period................  $    13.00     $  17.44
  Equity Market Capitalization.......................  $  402,667      356,729
  Total Capitalization...............................  $1,050,287     $838,988
    Total Capitalization Assuming Conversion of
     Debentures......................................  $1,003,454     $833,743
  Debt-to-Total Capitalization.......................        61.7%        62.8%
  Debt-to-Total Capitalization(2)....................        58.2%        63.2%
  Debt-to-Total Capitalization Assuming Conversion of
   Debentures........................................        47.7%        41.1%
  Debt-to-Total Capitalization Assuming Conversion of
   Debentures(3).....................................        44.2%        44.8%

--------
(1) As of September 30, 1998, an affiliate of Lazard Freres Real Estate Investors, LLC was obligated to purchase an additional 2,260,232 shares of common stock at $15.00 per share.

(2) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations. Such shares are not included in the determination of diluted EPS as they are antidilutive.

(3) Assuming a consistent stock price of $15.00 per share which represents the price of stock sold during the respective periods.

                                 CENTER TRUST

                            SAME PROPERTY ACTIVITY
                              SEPTEMBER 30, 1998

                           THREE MONTHS                NINE MONTHS
                               ENDED                      ENDED
                           SEPTEMBER 30,              SEPTEMBER 30,
                          ----------------           ----------------
   COMMUNITY SHOPPING
       CENTERS(1)          1998     1997    % CHANGE  1998     1997    % CHANGE
   ------------------     -------  -------  -------- -------  -------  --------
Revenues:
  Rental Revenue......... $ 8,324  $ 8,186     1.7%  $25,083  $24,121     4.0%
  Recoveries from
   Tenants...............   2,025    2,062    -1.8%    6,306    6,281     0.4%
  Other Income...........     153      213               390      426
                          -------  -------           -------  -------
    Total Revenues.......  10,502   10,461     0.4%   31,779   30,828     3.1%
Expenses:
  Recoverable Operating
   Expenses..............   2,194    2,198    -0.2%    6,723    6,621     1.5%
  Other Operating
   Expenses..............     352      341     3.2%    1,053    1,150    -8.4%
                          -------  -------           -------  -------
    Total Expenses.......   2,546    2,539     0.3%    7,776    7,771     0.1%
                          -------  -------           -------  -------
Net Operating Income..... $ 7,956  $ 7,922     0.4%  $24,003  $23,057     4.1%
                          =======  =======           =======  =======
Total Properties.........      19       19                19       19
                          =======  =======           =======  =======
Percentage Leased........    94.1%    95.6%             94.1%    95.6%
                          =======  =======           =======  =======
                           THREE MONTHS                NINE MONTHS
                               ENDED                      ENDED
                           SEPTEMBER 30,              SEPTEMBER 30,
                          ----------------           ----------------
     REGIONAL MALLS        1998     1997    % CHANGE  1998     1997    % CHANGE
     --------------       -------  -------  -------- -------  -------  --------
Revenues:
  Rental Revenue......... $ 4,469  $ 4,368     2.3%  $13,376  $13,445    -0.5%
  Recoveries from
   Tenants...............   2,260    1,694    33.4%    6,853    5,736    19.5%
  Other Income...........     766      720             2,336    2,306
                          -------  -------           -------  -------
    Total Revenues.......   7,495    6,782    10.5%   22,565   21,487     5.0%
Expenses:
  Recoverable Operating
   Expenses..............   3,098    2,302    34.6%    8,765    7,039    24.5%
  Other Operating
   Expenses..............      25      157               480      967
                          -------  -------           -------  -------
    Total Expenses.......   3,123    2,459    27.0%    9,245    8,006    15.5%
                          -------  -------           -------  -------
Net Operating Income..... $ 4,372  $ 4,323     1.1%  $13,320  $13,481    -1.2%
                          =======  =======           =======  =======
Total Properties.........       2        2                 2        2
                          =======  =======           =======  =======
Percentage Leased........    91.2%    90.3%             91.2%    90.3%
                          =======  =======           =======  =======

  Same Store properties are those which were owned as of January 1, 1997.

--------
(1) Excludes Medford Center, Covina Town Square and Empire Center which were either under development or held for sale. Including these properties, same property NOI increased 5.9% for the quarter ended September 30, 1998 and 9.7% for the nine months ended September 30, 1998 over the same periods in the prior year.

                                  CENTER TRUST

            SUMMARY OF LEASING ACTIVITY--COMMUNITY SHOPPING CENTERS
                               SEPTEMBER 30, 1998

                                                          THREE         NINE
                                                       MONTHS ENDED MONTHS ENDED
                                                        SEPTEMBER    SEPTEMBER
                                                           30,          30,
                                                       ------------ ------------
  Space Vacated
   Number of Leases...................................        12            39
   Gross Leasable Area................................    26,669       152,775
   Base Rent per Square Foot..........................   $ 11.55      $  10.81
  New Leases Executed
   Number of Leases Executed..........................        19            43
   Gross Leasable Area................................    57,341       125,733
   Base Rent per Square Foot..........................   $ 11.35      $  12.84
  Lease Renewals Executed
   Number of Leases...................................        22            43
   Gross Leasable Area................................    59,359       137,075
   New Annual Base Rent per Square Foot...............   $ 12.80      $  14.08
   Percentage Change from Prior.......................       4.0%          4.2%
  Leases with Contractual Rent Adjustments
   Number of Leases...................................        74           225
   Gross Leasable Area................................   177,394       914,251
   New Annual Base Rent per Square Foot...............   $ 14.50      $  12.71
   Percentage Change from Prior.......................       7.2%          5.9%

                                  CENTER TRUST

                       SUMMARY OF ACQUISITION PROPERTIES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                                                                       AGGREGATE
 DATE                                                                        COMPANY  PERCENT   YEAR      COST
ACQUIRED  PROPERTY NAME                   LOCATION             TOTAL GLA    OWNED GLA LEASED  COMPLETE  (000'S)
--------  -------------                   --------             ---------    --------- ------- -------- ---------
1/20/98   Covington Square                Kent, WA               155,370      151,427  93.4%    1986
3/11/98   Pavilions Centre                Federal Way, WA        200,209      200,209  78.3%    1995
3/27/98   Loma Square                     San Diego, CA          210,704      210,704  93.9%    1980
3/27/98   North County Plaza              Carlsbad, CA           153,325      153,325  93.0%    1987
3/27/98   Center of El Centro             El Centro, CA          179,889      178,889  97.0%    1980
3/27/98   Vineyards Marketplace           Rancho Cucamonga, CA   153,325       56,035  92.0%    1991
3/27/98   Bakersfield Shopping Center     Bakersfield, CA         14,115       14,115  90.3%    1978
3/31/98   Southpointe Plaza               Sacramento, CA         193,409       83,409  84.7%    1982
                                                               ---------    ---------                  --------
Subtotal--First Quarter                                        1,260,346    1,048,113                  $116,900
                                                               ---------    ---------                  --------
4/30/98   Sixth Avenue Plaza              Tacoma, WA             139,107      139,107  97.1%    1986
4/30/98   Southern Palms Center           Tempe, AZ              254,863      254,863  95.3%    1980
 5/1/98   Mineral King Plaza              Visalia, CA            115,336       39,060  84.1%    1983
5/12/98   Madera Marketplace              Madera, CA             294,059      168,596  92.7%    1992
5/18/98   Fairwood Center                 Renton, WA             211,682      211,682  96.5%    1995
6/24/98   Charleston Plaza                Las Vegas, NV          283,646(1)   222,594  92.4%    1989
6/25/98   Kyrene Village                  Chandler, AZ           161,174      161,174  92.4%    1987
6/29/98   Sunrise Place Center            Tucson, AZ              40,974(2)    40,974  98.1%    1992
                                                               ---------    ---------                  --------
Subtotal--Second Quarter                                       1,500,841    1,238,050                   108,100
                                                               ---------    ---------                  --------
8/20/98   North Mountain Village          Phoenix, AZ            147,510       94,379   100%    1985
8/26/98   Torrance Promenade              Torrance, CA           266,728      263,228  98.7%    1991
9/24/98   Mountain Square Shopping Center Upland, CA             273,280      273,280  82.9%    1988
                                                               ---------    ---------                  --------
Subtotal--Third Quarter                                          687,518      630,887                    84,900
                                                               ---------    ---------                  --------
Total 1998 Year to Date                                        3,448,705    2,917,050                  $309,900
                                                               =========    =========                  ========

--------
(1) 11,902 square feet of the total is to be acquired upon completion of construction.

(2) Center Trust owned the 103,025 square feet anchor space prior to the acquisition of the adjacent shop space.

                                  CENTER TRUST

                                PORTFOLIO DETAIL
                            AS OF SEPTEMBER 30, 1998

                                                                           GLA AS
                                                                            % OF
                                                                            TOTAL                        AVERAGE
                                         TOTAL LEASED GLA                  COMPANY                      BASE RENT
                         NUMBER OF  ---------------------------  COMPANY    OWNED  PERCENT  ANNUALIZED   PER SQ.
                         PROPERTIES  ANCHOR     PAD     SHOP    OWNED GLA    GLA   LEASED   BASE RENT      FT.
                         ---------- --------- ------- --------- ---------- ------- ------- ------------ ---------
 COMMUNITY SHOPPING
  CENTERS
 Pacific Northwest
  Region................     12       951,620 104,232   674,749  1,897,284   18.6%   91.2  $ 17,806,262  $10.24
 Northern & Central
  California Region.....      8       436,195  11,808   372,277    859,686    8.4    95.4    10,088,882   12.30
 Southern California
  Region................     24     2,701,760 339,759   831,700  4,249,653   41.7%   91.1    46,150,998   11.91
 Southwest Region.......      5       488,603  39,471   316,348    877,009    8.7%   96.3     6,831,211    8.09
                            ---     --------- ------- --------- ----------  -----   -----  ------------  ------
 TOTAL COMMUNITY
  SHOPPING CENTERS......     49     4,578,178 495,270 2,195,074  7,883,632   77.4    92.2  $ 80,877,353  $11.11
                            ---     --------- ------- --------- ----------  -----   -----  ------------  ------
 REGIONAL MALLS.........      2       609,515  82,794   382,260  1,178,009   11.6    91.2  $ 17,415,381  $16.21
                                    --------- ------- --------- ----------          -----  ------------  ------
 SINGLE TENANT
  FACILITIES............     12     1,106,970  12,242       --   1,119,212   11.0   100.0  $  7,046,490  $ 6.30
                            ---     --------- ------- --------- ----------  -----   -----  ------------  ------
 TOTAL PORTFOLIO........     63     6,294,663 590,306 2,577,334 10,180,853  100.0%   92.9  $105,339,223  $11.12
                            ===     ========= ======= ========= ==========  =====   =====  ============  ======

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                            AS OF SEPTEMBER 30, 1998

                   YEAR
                   BUILT     TOTAL LEASED GLA                                     AVERAGE
                    OR    -----------------------  COMPANY  PERCENT ANNUALIZED   BASE RENT
 PROPERTY NAME    REMODEL ANCHOR    PAD    SHOP   OWNED GLA LEASED   BASE RENT  PER SQ. FT.      ANCHOR OR PRINCIPAL TENANTS
 -------------    ------- ------  ------- ------- --------- ------- ----------- -----------      ---------------------------
COMMUNITY
 SHOPPING
 CENTERS
PACIFIC
 NORTHWEST
 REGION
Covington
 Square.........   1986    70,837     --   69,124   151,427   92.4  $ 1,493,056   $10.67    Safeway, Payless Drugs
 Covington, WA
Fairwood
 Shopping
 Center.........   1995   124,583  10,954  67,086   211,682   95.7    1,832,788     9.05    Safeway, Ernst Home Center,
 Renton, WA                                                                                 Quality Food Centers
Frontier Village
 Shopping
 Center.........   1993    68,473  22,023  61,624   153,320   99.2    1,513,177     9.95    Safeway, Bartell Drugs
 Lake Stevens,
  WA
Gresham Town
 Fair...........   1988   159,282  26,587  61,579   264,649   93.5    2,142,857     8.66    Ross Stores, Emporium,
 Gresham, OR                                                                                G. I. Joe's, Craft Warehouse
The Medford
 Center.........   1998   196,032   9,432  53,579   319,423   81.1    2,064,109     7.73    Cinemark Theatres, Sears, Emporium,
 Medford, OR                                                                                Safeway*, Payless*, Circuit City
Pacific Linen
 Plaza..........   1988    25,000     --   42,244    69,432   96.8      906,877    13.49    Pacific Linen, Payless Shoesource,
 Lynnwood, WA                                                                               Men's Wearhouse
Pavilions'
 Centre.........   1995    80,056     --   76,647   200,209   78.3    2,610,758    16.66    Quality Food Centers, Barnes & Noble
 Federal Way, WA                                                                            Blockbuster Music, Petco
Ross Center.....   1987    53,331   7,000  70,819   132,465   99.0    1,516,082    11.56    Ross Stores, Michaels, Pier 1 Imports
 Portland, OR
Silverdale
 Shopping
 Center.........   1990    29,020     --   25,472    67,330   80.9      603,369    11.07    Ross Stores
 Silverdale, WA
Sixth Avenue
 Plaza..........   1986    73,166     --   61,911   139,107   97.1    1,020,499     7.55    Sears, Drug Emporium, Artco
 Tacoma, WA
Vancouver Park
 Place..........   1987    33,938  14,900  29,151    77,989  100.0      916,602    11.75    T.J. Maxx, Pier 1 Imports
 Vancouver, WA
Westgate North
 Shopping
 Center.........   1980    37,902  13,336  55,513   110,251   96.8    1,186,089    11.11    Quality Food Centers
 Tacoma, WA
                          ------- ------- ------- ---------  -----  -----------   ------
Pacific
 Northwest
 Region.........          951,620 104,232 674,749 1,897,284   91.2  $17,806,262   $10.24
                          ======= ======= ======= =========  =====  ===========   ======

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                            AS OF SEPTEMBER 30, 1998

                      YEAR                                                       AVERAGE
                      BUILD     TOTAL LEASED GLA    COMPANY                     BASE RENT
                       OR    ----------------------  OWNED  PERCENT ANNUALIZED     PER
 PROPERTY NAME       REMODEL ANCHOR   PAD    SHOP     GLA   LEASED   BASE RENT   SQ. FT.
 -------------       ------- ------  ------ ------- ------- ------- ----------- ---------
NORTHERN &
 CENTRAL
 CALIFORNIA
 REGION
Bakersfield
 Shopping
 Center.........      1978       --     --   12,740  14,115   90.3  $    89,252  $ 7.01
 Bakersfield, CA
The City Center.      1992   177,584    --   15,329 194,193   99.3    2,817,014   14.60
 San Francisco,
  CA
Madera
 Marketplace....      1992    92,278    --   70,856 168,596   96.8    1,658,401   10.17
 Madera, CA
Marshall's
 Plaza..........      1989    43,000    --   36,000  79,000  100.0    1,152,286   14.59
 Modesto, CA
Mineral King
 Plaza..........      1983       --     --   32,860  39,060   84.1      519,211   15.80
 Visalia, CA
Rheem Valley....      1990    51,009  5,150  90,339 153,786   95.3    1,668,044   11.39
 Moraga, CA
Rosedale Village
 Shopping
 Center.........      1991    72,324  6,658  44,813 127,527   97.1    1,345,913   10.87
 Bakersfield, CA
Southpointe
 Plaza..........      1982       --     --   69,340  83,409   83.1      838,760   12.10
 Sacramento, CA
                             ------- ------ ------- -------  -----  -----------  ------
Northern &
 Central
 California
 Region.........             436,195 11,808 372,277 859,686   95.4  $10,088,882  $12.30
                             ======= ====== ======= =======  =====  ===========  ======
SOUTHERN
 CALIFORNIA
 REGION
Advantage/Sportmart
 Shopping
 Center.........      1988   105,210 12,650     --  117,860  100.0  $ 1,358,610  $11.53
 San Diego, CA
Center of El
 Centro.........      1980   149,300  5,623  18,616 178,889   97.0      621,634    3.58
 El Centro, CA
Country Fair
 Shopping
 Center.........      1992    96,225 24,341  26,741 168,367   87.5    1,915,801   13.01
 Chino, CA
Covina Town
 Square.........      1997   266,383  6,500  49,654 351,517   91.8    4,768,530   14.78
 Covina, CA
                                       ANCHOR OR
 PROPERTY NAME                     PRINCIPAL TENANTS
 -------------                     -----------------
NORTHERN &
 CENTRAL
 CALIFORNIA
 REGION
Bakersfield
 Shopping
 Center.........     Video One
 Bakersfield, CA
The City Center.     Toys 'R' Us, Mervyn's, Office Depot, Good
 San Francisco,      Guys
  CA
Madera
 Marketplace....     Wal-Mart*, J.C. Penney, Safeway
 Madera, CA
Marshall's
 Plaza..........     Marshall's, Good Guys
 Modesto, CA
Mineral King
 Plaza..........     Vons*, Longs Drug*, Chuck E. Cheese's
 Visalia, CA
Rheem Valley....     T. J. Maxx, Longs Drugs*
 Moraga, CA
Rosedale Village
 Shopping
 Center.........     Savemart, Payless Drugs, KMart*
 Bakersfield, CA
Southpointe
 Plaza..........     Target*, Big 5 Sporting Goods, Discovery Zone
 Sacramento, CA
Northern &
 Central
 California
 Region.........
SOUTHERN
 CALIFORNIA
 REGION
Advantage/Sportmart
 Shopping
 Center.........     Advantage (Lucky), SportMart
 San Diego, CA
Center of El
 Centro.........     Sears, Mervyn's, Miller's Outpost
 El Centro, CA
Country Fair
 Shopping
 Center.........     Albertsons*, Petsmart, Thrifty,
 Chino, CA           Staples, T.J. Maxx
Covina Town
 Square.........     AMC Theatres, Home Depot, Staples,
 Covina, CA          Petsmart, Michael's

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                            AS OF SEPTEMBER 30, 1998

                   YEAR
                   BUILT     TOTAL LEASED GLA     COMPANY                      AVERAGE
                    OR    -----------------------  OWNED  PERCENT ANNUALIZED  BASE RENT                 ANCHOR OR
PROPERTY NAME     REMODEL ANCHOR    PAD    SHOP     GLA   LEASED  BASE RENT  PER SQ. FT.            PRINCIPAL TENANTS
-------------     ------- ------- ------- ------- ------- ------- ---------- -----------            -----------------
Date Palm
Center..........   1987    99,919     --   15,044 117,362   98.0  1,721,077     14.97    Sam's Club (Wal-Mart)
 Cathedral City,
 CA
El Camino North.   1982    64,600 130,611  71,638 324,394   82.3  3,411,979     12.79    Mervyn's*, Toys 'R' Us*, Mann Theatres,
 Oceanside, CA                                                                           Ross Stores
Empire Center...   1993    50,967  15,690  80,480 261,996   56.2  1,658,303     11.27    Target*, Mervyn's*, Miller's Outpost,
 Fontana, CA                                                                             Ross Stores
Fire Mountain
Center..........   1987    44,481  14,580  24,465  93,778   89.1  1,634,417     19.57    Stroud's, Lamps Plus, Wherehouse,
 Oceanside, CA                                                                           Aaron Bros., Trader Joe's, Bookstar
Fullerton Town
Center..........   1987   177,653  19,722  60,510 278,647   92.5  3,900,104     15.12    Price Club*, AMC Theatres, Aaron Bros.,
 Fullerton, CA                                                                           Toys 'R' Us, Fabri-Centers, Office Depot
Gardena Gateway
Center..........   1990    41,300   5,062  18,225  65,987   97.9    970,929     15.03    Thrifty, 99 Ranch Market
 Gardena, CA
Huntington
Center..........   1989   105,879   4,365     --  110,244  100.0  1,240,979     11.26    Toys 'R' Us, Lucky Stores
 Huntington
 Beach, Ca
Kenneth Hahn
Plaza...........   1987    97,186  11,798  41,325 162,665   92.4  1,415,439      9.42    Food 4 Less, Pic-N-Save, Thrifty,
 Los Angeles, CA                                                                         Super Trak Auto
La Verne Towne
Center..........   1986   158,860   1,940  46,203 231,143   89.6  1,182,250      5.71    Target, Albertson's
 La Verne, CA
Lakewood Plaza..   1989    93,342   4,365  15,804 113,511  100.0  1,267,042     11.16    Lucky Stores, Staples
 Bellflower, CA
Loma Square.....   1980    96,514     --  105,720 210,704   96.0  2,652,817     13.12    T.J. Maxx, Circuit City, Sav-on Drugs
 San Diego, CA                                                                           Staples, Super Crown Books
Montebello Town
Square..........   1992   210,533   7,879  26,667 250,438   97.9  2,741,178     11.18    Sears, Toys 'R' Us, AMC Theatres, Petco
 Montebello, CA
Mountain Square
 Shopping
 Center.........   1988   186,036     --   47,519 273,280   85.5  2,864,119     12.26    Home Depot, Staples, Pavillions
 Upland, CA
North County
Plaza...........   1987    43,610  28,720  71,170 153,325   93.6  2,044,775     14.25    Marshall's, Michael's, Kids 'R' Us
 Carlsbad, CA
Parkway Place...   1989    91,127  12,917  13,756 120,460   97.8  1,228,084     10.43    Advantage (Lucky), Office Depot
 Escondido, CA
Pomona Gateway
Center..........   1993    96,418   6,487   2,492 108,887   96.8    920,853      8.74    Vons, Pic-N-Save
 Pomona, CA

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                            AS OF SEPTEMBER 30, 1998

                   YEAR
                   BUILT       TOTAL LEASED GLA                         ANNUALIZED    AVERAGE
                    OR    ---------------------------  COMPANY  PERCENT    BASE      BASE RENT
PROPERTY NAME     REMODEL  ANCHOR     PAD     SHOP    OWNED GLA LEASED     RENT     PER SQ. FT.
-------------     ------- --------- ------- --------- --------- ------- ----------- -----------
San Fernando
 Mission Plaza..   1991      50,508   2,293    14,391    67,192  100.0      897,870    13.36
 San Fernando,
 CA
Torrance
 Promenade......   1991     211,883  20,496    27,551   263,228   98.7    3,999,202    15.39
 Torrance, CA
Vermont-Slauson.   1981     142,411   3,720    23,613   169,744  100.0      973,792     5.74
 Los Angeles, CA
Vineyards
Marketplace.....   1991      21,415     --     30,116    56,035   92.0      761,213    14.77
 Rancho
 Cucamonga, CA
                          --------- ------- --------- ---------  -----  -----------   ------
Southern
 California
 Region.........          2,701,760 339,759   831,700 4,249,653   91.1  $46,150,998   $11.91
                          --------- ------- --------- ---------  -----  -----------   ------
SOUTHWEST REGION
Charleston
Plaza...........   1989     153,131   9,226    43,352   222,594   92.4  $ 2,076,986   $10.10
 Las Vegas, NV
Kyrene Village..   1987      95,957   5,120    59,102   161,174   99.4    1,172,093     7.32
 Chandler, AZ
North Mountain
 Village........   1985      41,215     --     53,164    94,379  100.0      857,350     9.08
 Phoenix, AZ
Southern Palms
Center..........   1980      95,275  20,025   127,636   254,863   95.3    1,880,019     7.74
 Tempe, AZ
Sunrise Place
Center..........   1992     103,025   5,100    33,094   143,999   98.1      844,763     5.98
 Tucson, AZ
                          --------- ------- --------- ---------  -----  -----------   ------
Southwest
Region..........            488,603  39,471   316,348   877,009   96.3  $ 6,831,211   $ 8.09
                          ========= ======= ========= =========  =====  ===========   ======
COMMUNITY RETAIL
 CENTERS                  4,578,178 495,270 2,195,074 7,883,632   92.2  $80,877,353   $11.11
                          ========= ======= ========= =========  =====  ===========   ======
REGIONAL MALLS
Baldwin Hills
 Crenshaw Plaza.   1988     141,554  33,810   156,214   359,604   92.2  $ 5,905,240   $17.81
 Los Angeles, CA
                                   ANCHOR OR
PROPERTY NAME                  PRINCIPAL TENANTS
-------------                  -----------------
San Fernando
 Mission Plaza..  KV-Mart (Vons)
 San Fernando,
 CA
Torrance
 Promenade......  Ross, Marshall's, Office Depot, Linens &
 Torrance, CA     Things, Kids R Us, Bookstar, Sears Homelife
Vermont-Slauson.  Food 4 Less, KMart, Sav-On Drugs
 Los Angeles, CA
Vineyards
Marketplace.....  Albertson's*, Sav-on Drugs
 Rancho
 Cucamonga, CA
Southern
 California
 Region.........
SOUTHWEST REGION
Charleston
Plaza...........  Home Base, Lucky Stores*, Sav-on,
 Las Vegas, NV    GreenBacks, Family Bargain Center
Kyrene Village..  Bashas', Kyrene Lanes, The Oak Store
 Chandler, AZ
North Mountain
 Village........  Fry's Food & Drug*, T.J. Maxx, GreenBacks
 Phoenix, AZ
Southern Palms
Center..........  Mega Foods, Heilig Meyer Furniture, Coomers
 Tempe, AZ        Craft Mall
Sunrise Place
Center..........  Smith's Food & Drug
 Tucson, AZ
Southwest
Region..........

COMMUNITY RETAIL
 CENTERS

REGIONAL MALLS
Baldwin Hills
 Crenshaw Plaza.  Sears*, Macy's*, Lucky Stores, T.J.Maxx,
 Los Angeles, CA  Robinsons-May*, Magic Johnson Theatres

                                  CENTER TRUST

                          PORTFOLIO SUMMARY--BY REGION
                            AS OF SEPTEMBER 30, 1998

                   YEAR
                   BUILT       TOTAL LEASED GLA                           ANNUALIZED    AVERAGE
                    OR    ---------------------------  COMPANY   PERCENT     BASE      BASE RENT
PROPERTY NAME     REMODEL  ANCHOR     PAD     SHOP    OWNED GLA  LEASED      RENT     PER SQ. FT.
-------------     ------- --------- ------- --------- ---------- ------- ------------ -----------
Media City
 Center.........   1992     467,961  48,984   226,046    818,405   90.8    11,510,141    15.49
Burbank, CA
                          --------- ------- --------- ----------  -----  ------------   ------
Regional Malls..            609,515  82,794   382,260  1,178,009   91.2    17,415,381   $16.21
                          ========= ======= ========= ==========  =====  ============   ======
SINGLE TENANT
 FACILITIES
Home Base.......   1988     107,165     --        --     107,165  100.0  $    870,180   $ 8.12
Glendora, CA
KMart...........   1990     104,204     --        --     104,204  100.0       551,576     5.29
Phoenix, AZ
KMart...........   1990      86,479     --        --      86,479  100.0       457,744     5.29
Banning, CA
KMart...........   1990      86,479     --        --      86,479  100.0       507,915     5.87
El Centro, CA
KMart...........   1990      86,479     --        --      86,479  100.0       365,373     4.22
Los Banos, CA
KMart...........   1990      86,479     --        --      86,479  100.0       415,951     4.81
Madera, CA
KMart...........   1990      86,479     --        --      86,479  100.0       411,132     4.75
Rocklin, CA
Montgomery
 Wards..........   1989     102,400     --        --     102,400  100.0       537,600     5.25
Tucson, AZ
Vons............   1989      36,800     --        --      36,800  100.0       312,800     8.50
Escondido, CA
Vons............   1993     102,400     --        --     102,400  100.0       825,418     8.06
Simi Valley, CA
Sam's Club......   1988     110,822   3,900       --     114,722  100.0       731,811     6.38
Downey, CA
Sam's Club......   1988     110,784   8,342       --     119,126  100.0     1,058,990     8.89
Fountain Valley,
 CA
                          --------- ------- --------- ----------  -----  ------------   ------
SINGLE TENANT
 FACILITIES.....          1,106,970  12,242       --   1,119,212  100.0  $  7,046,490   $ 6.30
                          --------- ------- --------- ----------  -----  ------------   ------
TOTAL
 PROPERTIES.....          6,294,663 590,306 2,577,334 10,180,853   92.9  $105,339,224   $11.12
                          ========= ======= ========= ==========  =====  ============   ======
                                   ANCHOR OR
PROPERTY NAME                  PRINCIPAL TENANTS
-------------                  -----------------
Media City
 Center.........  Macy's, IKEA*, Sears*, CompUSA, AMC Theatres
Burbank, CA       Mervyn's*, Office Depot, Barnes&Noble,
                  Virgin Records, Circuit City, SportsChalet
Regional Malls..
SINGLE TENANT
 FACILITIES
Home Base.......  Home Base
Glendora, CA
KMart...........  KMart
Phoenix, AZ
KMart...........  KMart
Banning, CA
KMart...........  KMart
El Centro, CA
KMart...........  KMart
Los Banos, CA
KMart...........  KMart
Madera, CA
KMart...........  KMart
Rocklin, CA
Montgomery
 Wards..........  Montgomery Ward
Tucson, AZ
Vons............  Vons
Escondido, CA
Vons............  Vons
Simi Valley, CA
Sam's Club......  Sam's Club (Wal-Mart)
Downey, CA
Sam's Club......  Sam's Club (Wal-Mart)
Fountain Valley,
 CA
SINGLE TENANT
 FACILITIES.....
TOTAL
 PROPERTIES.....

------
* Anchor space non-owned by Company

                                  CENTER TRUST

                      LEASE EXPIRATIONS--OVERALL PORTFOLIO
                               SEPTEMBER 30, 1998

                             OVERALL PORTFOLIO          ANCHORS             PADS             SHOPS
                         ------------------------- ------------------ ---------------- ------------------
                         NUMBER             BASE               BASE             BASE               BASE
  YEAR OF                  OF    SQUARE   RENT PER  SQUARE   RENT PER SQUARE  RENT PER  SQUARE   RENT PER
 EXPIRATION              LEASES   FEET    SQ. FT.    FEET    SQ. FT.   FEET   SQ. FT.    FEET    SQ. FT.
 ----------              ------ --------- -------- --------- -------- ------- -------- --------- --------
Month-to-Month..........   122    184,347  $12.70     22,076  $3.00     1,000  $12.60    161,271  $14.03
1998 (3 months).........    69    127,107   17.63        --     --      4,365    7.68    122,742   17.99
1999....................   186    415,344   15.42     62,313  11.41     6,752   15.05    346,279   16.15
2000....................   185    577,007   13.68    176,347   9.30    47,749   14.64    352,911   15.73
2001....................   220    771,620   12.70    320,422   6.98    40,597   17.07    410,601   16.74
2002....................   171    706,416   12.71    307,373   7.51    64,890   16.69    334,153   16.71
2003....................   112    551,193   10.91    226,886   6.29    46,772   15.61    277,535   13.89
2004....................    50    630,419    9.33    507,906   7.91    26,788   14.83     95,725   16.94
2005....................    42    398,741   13.53    240,580  12.47    29,679   14.41    128,482   15.33
2006....................    45    367,355   13.07    219,883  11.52    30,543   11.28    116,929   16.45
2007....................    44    424,909   11.98    251,854   9.49    55,300   12.59    117,755   17.01
THEREAFTER..............   148  4,318,645    9.38  3,959,023   8.90   246,671   15.17    112,951   13.64
                         -----  ---------  ------  ---------  -----   -------  ------  ---------  ------
    TOTAL............... 1,394  9,473,103  $11.12  6,294,663  $8.80   601,106  $14.91  2,577,334  $15.90
                         =====  =========  ======  =========  =====   =======  ======  =========  ======

                                  CENTER TRUST

            LEASE EXPIRATIONS--COMMUNITY SHOPPING CENTERS BY REGION
                               SEPTEMBER 30, 1998

  Pacific Northwest Region

                              OVERALL REGION           ANCHORS            PADS            SHOPS
                         ------------------------- ---------------- ---------------- ----------------
                         NUMBER             BASE             BASE             BASE             BASE
                           OF    SQUARE   RENT PER SQUARE  RENT PER SQUARE  RENT PER SQUARE  RENT PER
   YEAR OF EXPIRATION    LEASES   FEET    SQ. FT.   FEET   SQ. FT.   FEET   SQ. FT.   FEET   SQ. FT.
   ------------------    ------ --------- -------- ------- -------- ------- -------- ------- --------
Month-to-Month..........   21      40,121  $13.23      --      --     1,000  $12.60   39,121  $13.25
1998 (3 months).........   12      27,784   16.84      --      --       --      --    27,784   16.84
1999....................   48     126,179   12.21   14,910  $ 6.60    2,477   17.06  108,792   12.87
2000....................   44     125,844   13.73      --      --    18,790   18.29  107,054   12.93
2001....................   44     204,059    9.76  105,780    5.37      --      --    98,279   14.36
2002....................   33     146,942   10.94   68,605    6.70   12,100   13.98   66,237   14.78
2003....................   28     125,268   10.66   26,832    6.04    9,974   17.47   88,462   11.30
2004....................    8     111,599    4.19   86,385    1.87    3,017   11.26   22,197   12.29
2005....................    9      80,860   11.63   29,080    6.30   12,259   12.95   39,521   15.15
2006....................   13      81,642   13.12   47,130    8.58      --      --    34,512   19.32
2007....................    9      48,639   14.16      --      --    18,562   11.53   30,077   15.79
THEREAFTER..............   31     619,664    8.77  572,898    8.45   34,021   12.22   12,745   13.79
                          ---   ---------  ------  -------  ------  -------  ------  -------  ------
  TOTAL.................  300   1,738,601  $10.24  951,620  $ 7.23  112,200  $14.05  674,781  $13.79
                          ===   =========  ======  =======  ======  =======  ======  =======  ======

  Northern and Central California Region

                              OVERALL REGION           ANCHORS            PADS            SHOPS
                         ------------------------- ---------------- ---------------- ----------------
                         NUMBER             BASE             BASE             BASE             BASE
                           OF    SQUARE   RENT PER SQUARE  RENT PER SQUARE  RENT PER SQUARE  RENT PER
   YEAR OF EXPIRATION    LEASES   FEET    SQ. FT.   FEET   SQ. FT.   FEET   SQ. FT.   FEET   SQ. FT.
   ------------------    ------ --------- -------- ------- -------- ------- -------- ------- --------
Month-to-Month..........   23      25,515  $13.46      --      --       --      --    25,515  $13,46
1998 (3 months).........    9      18,250   11.99      --      --       --      --    18,250   11.99
1999....................   26      40,668   13.60      --      --       --      --    40,668   13.60
2000....................   29      91,093   10.34   52,165  $ 6.47      --      --    38,928   15.52
2001....................   32      71,330   13.32      --      --       --      --    71,330   13.32
2002....................   27      69,602   14.98      --      --     6,658  $12.00   62,944   15.30
2003....................   17      91,751   14.50   23,247   18.65      --      --    68,504   13.09
2004....................    8      27,780   21.58   16,000   26.26    1,650   14.67   10,130   15.32
2005....................    3      40,246    7.76   25,844    6.71      --      --    14,402    9.66
2006....................    3      15,860   12.06      --      --       --      --    15,860   12.06
2007....................    4      51,288   12.90   49,416   12.48      --      --     1,872   24.04
THEREAFTER..............    8     276,897   10.63  269,523   10.41    3,500   15.00    3,874   21.93
                          ---   ---------  ------  -------  ------  -------  ------  -------  ------
  TOTAL.................  189     820,280  $12.30  436,195  $10.97   11,808  $13.26  372,277  $13.82
                          ===   =========  ======  =======  ======  =======  ======  =======  ======

                                  CENTER TRUST

            LEASE EXPIRATIONS--COMMUNITY SHOPPING CENTERS BY REGION
                               SEPTEMBER 30, 1998

  Southern California Region

                              OVERALL REGION            ANCHORS             PADS            SHOPS
                         ------------------------- ------------------ ---------------- ----------------
                         NUMBER             BASE               BASE             BASE             BASE
        YEAR OF            OF    SQUARE   RENT PER  SQUARE   RENT PER SQUARE  RENT PER SQUARE  RENT PER
       EXPIRATION        LEASES   FEET    SQ. FT.    FEET    SQ. FT.   FEET   SQ. FT.   FEET   SQ. FT.
       ----------        ------ --------- -------- --------- -------- ------- -------- ------- --------
Month-to-Month..........   26      62,039  $ 9.75     22,076  $ 3.00      --   $  --    39,963  $13.47
1998 (3 months).........   18      28,816   18.53        --      --     4,365    7.68   24,451   20.47
1999....................   66     179,545   16.15     47,403   12.92    4,275   13.88  127,867   17.43
2000....................   77     278,084   14.78    109,580   11.12   25,059   12.80  143,445   17.92
2001....................   77     368,164   12.02    214,642    7.77   31,265   16.85  122,257   18.25
2002....................   59     343,035   12.16    210,768    8.02   33,000   18.97   99,267   18.70
2003....................   39     266,996    8.73    176,807    4.71   36,798   15.10   53,391   17.63
2004....................   17     305,679    9.99    257,549    8.74    9,396   22.43   38,734   15.30
2005....................   14     107,517   11.46     58,312    8.69   15,700   13.96   33,505   15.11
2006....................   16     168,202   14.23     99,919   14.40   19,013   11.94   49,270   14.77
2007....................   17     150,222   12.74     89,975   11.33   36,738   13.12   23,509   17.51
THEREAFTER..............   64   1,617,720   11.42  1,414,729   11.04  126,950   14.20   76,041   14.03
                          ---   ---------  ------  ---------  ------  -------  ------  -------  ------
    TOTAL...............  490   3,876,019  $11.91  2,701,760  $ 9.96  342,559  $14.78  831,700  $17.04
                          ===   =========  ======  =========  ======  =======  ======  =======  ======

  Southwest Region

                             OVERALL REGION          ANCHORS           PADS            SHOPS
                         ----------------------- ---------------- --------------- ----------------
                         NUMBER           BASE             BASE            BASE             BASE
        YEAR OF            OF   SQUARE  RENT PER SQUARE  RENT PER SQUARE RENT PER SQUARE  RENT PER
       EXPIRATION        LEASES  FEET   SQ. FT.   FEET   SQ. FT.   FEET  SQ. FT.   FEET   SQ. FT.
       ----------        ------ ------- -------- ------- -------- ------ -------- ------- --------
Month-to-Month..........   11    18,942  $ 8.60      --     --       --      --    18,942  $ 8.60
1998 (3 months).........    6     9,545  $15.66      --     --       --      --     9,545   15.66
1999....................   24    40,537   14.57      --     --       --      --    40,537   14.57
2000....................   21    59,327   10.77   14,602   5.75      --      --    44,725   12.34
2001....................   23    72,790   11.00      --     --     5,100   13.73   67,690   10.80
2002....................   26    89,128    9.18   28,000   5.58    3,750   27.95   57,378    9.71
2003....................    9    27,586    9.35      --     --       --      --    27,586    9.35
2004....................    2    21,225    9.61   15,000   9.03    6,225   11.00      --      --
2005....................    3    47,986    7.38   29,765   5.80      --      --    18,221    9.96
2006....................    6    59,564    6.21   47,530   4.40    5,120   13.00    6,914   13.61
2007....................    5    84,963    6.72   75,663   5.84      --      --     9,300   13.94
THEREAFTER..............   12   312,829    6.12  278,043   5.51   19,276   13.68   15,510    7.63
                          ---   -------  ------  -------  -----   ------  ------  -------  ------
    TOTAL...............  148   844,422  $ 8.09  488,603  $5.59   39,471  $14.61  316,348  $11.14
                          ===   =======  ======  =======  =====   ======  ======  =======  ======

                                  CENTER TRUST

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                            AS OF SEPTEMBER 30, 1998

                                                 PERCENTAGE   TOTAL   PERCENTAGE
                           NUMBER OF ANNUALIZED   OF TOTAL   TENANT   OF COMPANY
RETAIL TENANT               STORES    BASE RENT  BASE RENT     GLA    OWNED GLA
-------------              --------- ----------- ---------- --------- ----------
 1. AMC Theatres.........       6    $ 5,899,895    5.60%     259,842    2.55%
 2. Safeway/Vons.........       9      4,459,315    4.23%     533,019    5.24%
 3. Sam's Club/Wal-Mart
     Stores..............       3      3,138,834    2.98%     321,525    3.16%
 4. Lucky Stores, Inc. ..       5      3,081,453    2.93%     308,170    3.03%
 5. Kmart Group..........       7      2,927,871    2.78%     619,103    6.09%
 6. Toys "R" Us..........       6      2,549,038    2.42%     236,091    2.32%
 7. TJX..................       9      1,959,110    1.86%     247,614    2.43%
 8. Home Depot...........       2      1,875,930    1.78%     200,549    1.97%
 9. Sears Roebuck & Co. .       5      1,799,433    1.71%     427,731    4.20%
10. Fred Meyers
     (Ralphs/FFL/QFC)....       5      1,650,745    1.57%     196,674    1.93%
11. Home Base............       2      1,608,639    1.53%     212,572    2.09%
12. Office Depot.........       5      1,523,537    1.45%     124,841    1.23%
13. Barnes & Noble.......       4      1,465,822    1.39%      70,276    0.69%
14. Ross Stores, Inc. ...       6      1,381,171    1.31%     170,012    1.67%
15. Payless ShoeSource,
     Inc. ...............      18      1,319,205    1.25%      61,527    0.60%
16. Magic Johnson
     Theatres............       1      1,288,210    1.22%      67,579    0.66%
17. The Limited..........       8      1,171,930    1.11%      63,748    0.63%
18. Dayton Hudson
     (Mervyn's/Target)...       3      1,131,500    1.07%     261,938    2.57%
                              ---    -----------   -----    ---------   -----
    Total................     104    $40,231,638   38.19%   4,382,811   43.06%
                              ===    ===========   =====    =========   =====

                                  CENTER TRUST

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                            AS OF SEPTEMBER 30, 1998

                                        TOTAL
                                       SEGMENT    PERCENT    TOTAL    PERCENT
                            NUMBER   ANNUALIZED  OF TOTAL   SEGMENT  OF COMPANY
   SEGMENT TYPE            OF LEASES  BASE RENT  BASE RENT    GLA    OWNED GLA
   ------------            --------- ----------- --------- --------- ----------
Grocery Stores............     26    $10,910,997   10.36%  1,351,384   13.27%
Theatres..................      9      8,211,671    7.80%    409,694    4.02%
Fast Food Restaurants.....    188      6,627,630    6.29%    323,574    3.18%
Discount Department
 Stores...................     11      6,248,205    5.93%  1,055,360   10.37%
Restaurants...............     75      5,859,355    5.56%    397,237    3.90%
Discount Apparel Stores...     33      4,480,971    4.25%    510,573    5.02%
Department Stores.........     11      4,233,852    4.02%    887,512    8.72%
Women's Wear Stores.......     59      3,956,860    3.76%    250,661    2.46%
Home Improvement..........     13      3,923,699    3.72%    498,537    4.90%
Audio/Video Stores........     30      3,134,960    2.98%    177,009    1.74%
Electronic Stores.........     28      2,964,559    2.81%    184,570    1.81%
Major Shoe Stores.........     43      2,814,677    2.67%    142,477    1.40%
Office Supply Stores......     11      2,663,347    2.53%    220,930    2.17%
Toy Stores................     14      2,464,994    2.34%    228,600    2.25%
Home Furnishings..........     25      2,445,841    2.32%    198,654    1.95%
Bank And Financial
 Services.................     52      2,287,244    2.17%    153,278    1.51%
Sporting Goods Stores.....     22      2,278,594    2.16%    171,266    1.68%
Drug Stores...............     16      2,129,370    2.02%    311,995    3.06%
                              ---    -----------   -----   ---------   -----
    Total.................    666    $77,636,826   73.69%  7,473,311   73.41%
                              ===    ===========   =====   =========   =====

                                  CENTER TRUST

   CONSOLIDATED INCOME STATEMENTS AND RECONCILIATION TO FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)

                                       THREE MONTHS ENDED    NINE MONTHS ENDED
                                          SEPTEMBER 30,        SEPTEMBER 30,
                                       --------------------  ------------------
                                         1998       1997       1998      1997
                                       ---------  ---------  --------  --------
                                           (UNAUDITED)          (UNAUDITED)
Rental revenues......................  $  25,336  $  16,083  $ 68,024  $ 47,717
Expense reimbursements...............      7,493      4,525    20,283    14,022
Percentage rents.....................        241        187       803       625
Other income.........................      1,118      1,043     3,611     2,995
                                       ---------  ---------  --------  --------
    Total revenues...................     34,188     21,838    92,721    65,359
                                       ---------  ---------  --------  --------
Interest.............................     12,741      9,088    35,167    27,010
Depreciation and amortization........      6,213      4,567    17,518    13,357
Property operating costs:
  Common area........................      5,564      3,288    14,379     9,855
  Property taxes.....................      3,020      1,797     8,724     5,678
  Leasehold rentals..................        412        408     1,237     1,228
  Marketing..........................        149         94       307       246
  Other operating....................        387        540     1,413     1,214
  General and administrative.........      2,503      1,224     6,426     3,714
                                       ---------  ---------  --------  --------
    Total expenses...................     30,989     21,006    85,171    62,302
                                       ---------  ---------  --------  --------
Income From Operations Before Gain on
 Sale and Minority Interest..........      3,199        832     7,550     3,057
Gain on Sale of Asset................      1,055        --      1,055       --
Equity in Unconsolidated Subsidiary..        --          19       --         19
Minority interests--Operating
 Partnership.........................       (793)      (182)   (1,657)     (726)
Minority interests--Other............        (69)       (69)     (206)     (216)
                                       ---------  ---------  --------  --------
Net Income...........................      3,392        600     6,742     2,134
Adjustments to reconcile net income
 to FFO:
  Depreciation of real property......      6,202      4,539    17,426    13,311
  Minority Interests.................        712         97     1,426       494
  Gain on Sale of Asset..............     (1,055)       --     (1,055)      --
  Other..............................        423        --        862       --
                                       ---------  ---------  --------  --------
Funds From Operations--Basic.........      9,674      5,236    25,401    15,939
Adjustments to reconcile Basic to
 Diluted FFO:
  Debenture interest.................      3,143      3,143     9,427     9,427
  Amortization of Deferred costs--
   Debentures........................        325        325       975       975
                                       ---------  ---------  --------  --------
Funds From Operations--Diluted.......  $  13,142  $   8,704  $ 35,803  $ 26,341
                                       =========  =========  ========  ========

                                  CENTER TRUST

                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                         SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
                                             1998          1997         1996
                                         ------------- ------------ ------------
                                          (UNAUDITED)
                ASSETS
                ------
Rental Properties......................   $1,092,545     $783,279    $ 659,565
Accumulated depreciation and
 amortization..........................     (135,709)    (121,202)    (104,330)
                                          ----------     --------    ---------
Rental properties, net.................      956,836      662,077      555,235
Cash and cash equivalents..............        6,758        3,613        5,941
Tenant receivables, net................       10,641        6,017        5,987
Other Receivables......................        6,752        7,575        3,650
Receivable From Management Company.....          --           --         1,055
Investment in Management Company.......          --           --           621
Restricted cash........................        5,417        9,435        3,252
Deferred charges, net..................       19,458       19,759       18,365
Other assets...........................        2,305        2,237          770
                                          ----------     --------    ---------
    Total..............................   $1,008,167     $710,713    $ 594,876
                                          ==========     ========    =========
 LIABILITIES AND STOCKHOLDERS' EQUITY
 ------------------------------------
LIABILITIES
Secured debt...........................   $  479,020     $313,660    $ 242,641
7 1/2% Convertible subordinated
 debentures............................      138,599      138,599      138,599
7 1/4% Exchangeable subordinated
 debentures............................       30,000       30,000       30,000
Accrued distributions..................       11,139        7,371        7,039
Accrued interest.......................        3,778        5,604        5,490
Accounts payable and other accrued
 expenses..............................       11,038        8,482        5,340
Accrued construction costs.............        2,183       10,996        1,207
Tenant security and other deposits.....        6,128        4,729        4,287
                                          ----------     --------    ---------
    Total liabilities..................      681,885      519,441      434,603
                                          ----------     --------    ---------
MINORITY INTERESTS Operating
 Partnership (5,187,712, 4,280,789 and
 4,286,456 units issued as of September
 30, 1998 and December 31, 1997 and
 1996, respectively)...................       54,512       39,685       41,640
Other minorities.......................        1,954        1,748        2,007
                                          ----------     --------    ---------
    Total minority interest............       56,466       41,433       43,647
                                          ----------     --------    ---------
REDEEMABLE COMMON STOCK (510,034 shares
 outstanding as of September 30, 1998
 and December 31, 1997, redeemable on
 May 25, 1999).........................        8,543        8,385          --
                                          ----------     --------    ---------
STOCKHOLDERS' EQUITY
  Common stock ($.01 par value,
   50,000,000 shares authorized;
   25,276,665, 15,664,814 and
   12,024,378 shares issued and
   outstanding as of September 30, 1998
   and December 31, 1997 and 1996,
   respectively).......................          252          157          120
  Additional paid-in capital...........      361,102      223,972      174,792
    Accumulated distributions and
     deficit...........................     (100,081)     (82,675)     (58,286)
                                          ----------     --------    ---------
    Total stockholders' equity.........      261,273      141,454      116,626
                                          ----------     --------    ---------
    Total..............................   $1,008,167     $710,713    $ 594,876
                                          ==========     ========    =========

                                 CENTER TRUST

                          SUMMARY OF OUTSTANDING DEBT
                              SEPTEMBER 30, 1998
                                (IN THOUSANDS)

                                                                                BALANCE      BALANCE
                                                                    MATURITY SEPTEMBER 30, DECEMBER 31,
         LENDER                   PROPERTY            RATE            DATE       1998          1997
         ------            ---------------------- -------------     -------- ------------- ------------
Mortgage Loans
Aetna Life Insurance
 Company                   Covina                         9.600%    09/01/04   $ 17,847      $ 17,960
Metropolitan Life
 Insurance Company         Date Palm                     10.450%    07/31/02      9,423         9,515
Metropolitan Life
 Insurance Company         Escondido                      9.300%    11/01/99      2,696         2,726
Massachusetts Mutual Life
 Insurance Company         Fire Mountain                 10.250%    10/01/99      7,408         7,481
The Travelers Insurance
 Company                   Glendora                       9.500%    10/01/99      6,071         6,110
Aid Association for
 Lutherans                 Gardena                       10.050%    02/15/02      6,659         6,710
Connecticut General Life
 Insurance Company         Gresham                        7.500%    04/01/99      9,524         9,762
Aid Association for
 Lutherans                 Westgate North                 8.300%    04/01/14      6,118         5,955
Teachers Insurance and
 Annuity Association of
 America                   Pavilions                      7.440%    08/01/06     24,602           --
The Travelers Insurance
 Company                   North County                  10.375%    01/31/03     15,965           --
The Prudential Insurance
 Company of America        Loma Square                    9.310%    08/15/99     19,070           --
Sun Life Assurance
 Company of Canada         Fairwood                       8.375%    02/01/04      7,517           --
Principal Mutual Life
 Insurance Company         North Mountain Village         8.250%    05/01/01      8,247           --
Column Financial, Inc.     Mineral King                   9.680%    08/01/06      3,782           --
DLJ Mortgage Acceptance
 Corp.                     Charleston                     8.050%    01/01/06     15,467           --
Eastrich #79 Corporation
 (AEW)(1)                  Loan # 1                      11.450%    10/15/06     29,890        30,691
Eastrich #79 Corporation
 (AEW)(2)                  Loan # 2                      10.900%    10/15/06      9,628         9,884
Nomura Asset Capital
 Corporation(3)            Tranche A                      8.938%    04/01/05     22,420        22,540
Nomura Asset Capital
 Corporation(3)            Tranche B                      9.000%    04/01/10     33,300        33,474
                                                                               --------      --------
   Total Mortgage Loans
    Payable                                               9.323%(6)             255,634       162,808
                                                                               --------      --------
CRA--Certificates of
 Participation, Series
 1985                      Baldwin Hills                  5.300%    12/01/14     30,000        30,000
CDC--Certificates of
 Participation, Series
 1985                      Willowbrook                    5.200%    12/01/15      6,000         6,000
Chase Manhattan Bank(4)    Secured Line of Credit LIBOR+1-1.375%    12/30/00    181,253       108,727
                                                                               --------      --------
   Total secured debt(5)                                                        472,887       307,535
                                                                               --------      --------
Convertible debentures(7)                                 7.500%    01/15/01    138,599       138,599
Exchangeable
 debentures(8)                                            7.250%    12/27/03     30,000        30,000
                                                                               --------      --------
   Total debt outstanding                                                      $641,486      $476,134
                                                                               ========      ========

--------
(1) Secured by KMart--Rocklin, KMart--El Centro, KMart--Banning, KMart--Los Banos, Kmart--Madera, KMart--Phoenix, Advantage, Huntington Beach, Oracle Road and Simi Valley. Crosscollateralized with AEW Loan 2.

(2) Secured by Lakewood, Sam's Club--Downey, and Parkway Place.
    Crosscollateralized with AEW Loan 1.

(3) Secured by San Fernando Mission, Rosedale, Country Fair, Fullerton, La Verne, and Sam's Club--Fountain Valley.

(4) Secured by Media City, Montebello, The City Center, Medford Shopping Center, Empire Center, Ross Center, Pacific Linen, Vancouver Park Place, Smitty's, Marshalls Plaza, Ross Plaza--Silverdale, Covington, Vineyards Marketplace, Frontier Village, Rheem Valley, Sixth Avenue, Madera Market Place and South Pointe Plaza.

(5) Excludes $6.1 million in Community Facility District Bonds at Empire
    Center.

(6) Weighted average interest rate on mortgage debt.

(7) Convertible debentures bear interest at 7 1/2 and mature January 15, 2001. Such debentures are convertible into common stock at a conversion price of $18.00 per share.

(8) Exchangeable debentures bear interest at 7 1/4% and mature December 31, 2003. Such debentures may be exchanged for common stock at an exchange rate of $18.00 per share or may be put to the Company after December 27, 2000 for principal amount plus accrued interest.

                                  CENTER TRUST

                  SCHEDULE OF SECURED DEBT MATURITIES BY YEARS
                               SEPTEMBER 30, 1998

                                               SCHEDULED
                                              AMORTIZATION SCHEDULED
  YEAR                                          PAYMENTS   MATURITIES    TOTAL
  ----                                        ------------ ----------   --------
1998 (3 mos).................................   $ 1,265     $    --     $  1,265
1999.........................................     4,661       43,780      48,441
2000.........................................     4,372      181,253(1)  185,625
2001.........................................     4,778        8,105      12,883
2002.........................................     5,077        8,842      13,919
2003.........................................     4,779       14,434      19,213
2004.........................................     4,685       22,625      27,310
2005.........................................     4,380       20,953      25,333
2006.........................................     3,286       59,780      63,066
2007.........................................     1,107          --        1,107
Thereafter...................................    10,339       64,386      74,725
                                                -------     --------    --------
  Total......................................   $48,729     $424,158    $472,887
                                                =======     ========    ========

--------
(1) Represents amount outstanding on the Company's secured credit facility which is due on December 31, 2000.